                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)          July 23, 2007
                                                --------------------------------

                               NEDAK ETHANOL, LLC
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          NEBRASKA                     333-130343                20-0568230
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

   87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska          68713
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                (Zip Code)

                                 (402) 925-5570
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

    Written  communications  pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

    Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 3.03 Material Modification to Rights of Security Holders.

     The  information  set forth in Item 5.03  below is  incorporated  herein by reference.

     Item 5.03  Amendments  to Articles of  Incorporation  or Bylaws;  Change in
Fiscal Year.

     Prior to July 18, 2007 (the  "Effective  Date"),  the  operations  of NEDAK
Ethanol,  LLC  ("Company")  were  governed by an Amended and Restated  Operating
Agreement dated April 16, 2006 (the "2006 Agreement").  Pursuant to Section 14.5
of the 2006  Agreement,  on the  Effective  Date,  the Board of Directors of the
Company (the "Board") adopted a Second Amended and Restated Operating  Agreement
(the "Revised  Agreement").  The adoption of the Revised  Agreement  affects the rights of the holders  ("Members")  of the Company's only  outstanding  class of securities, Membership Units ("Units").

     The Board had numerous  reasons for the  amendment and  restatement  of the
2006 Agreement. Primarily, as the Board sought to administer the 2006 Agreement, it found that many provisions were difficult to administer,  unclear, or in some instances, simply not addressed.  Specifically,  and by way of example, the 2006
Agreement  provided that voting and allocations  were determined on the basis of
Members'  capital  accounts,  rather than on the basis of Unit ownership,  which conflicted  with both the  Company's  intent  and other  provisions  of the 2006
Agreement,   such  as  cumulative   voting--rendering   the  interpretation  and
application of the 2006 Agreement vague at best. Additionally,  numerous changes were made in the Revised  Agreement to clarify  items of a  ministerial  nature.
Finally,  certain substantive provisions of the 2006 Agreement were inconsistent with industry standards for a company of the size and scope of the Company,  and the Board  believed it was prudent to operate the Company more  consistent  with industry standards.  In totality, when the Board weighed the numerous changes it wished to make to the 2006 Agreement,  and it concluded that an entire amendment and restatement would be most efficient and effective.

     The adoption of the Revised Agreement modifies  substantial portions of the
2006  Agreement.  The following is a brief  description of the provisions of the
2006 Agreement  which were modified with the adoption of the Revised  Agreement, and  capitalized  terms used in this Item 5.03 which are not  otherwise  defined have the meaning ascribed to them in the Revised Agreement:

Company Term:       Because  the  term  of  the  Company  was  not  specifically addressed  in the  2006  Agreement,  the  Revised  Agreement clarifies that the Company  continues until the Members or a court  dissolve  it, as  provided  in the Act,  and that the withdrawal of a Member will not dissolve the Company.

Principal Office:   The Revised Agreement provides that the Board may change the
                    Company's  principal office.  The 2006 Agreement required an amendment to the Company's  Amended and Restated Articles of
                    Organization  ("Articles")  in order to change the Company's principal office.

Ownership:          The Revised Agreement clarifies that proportionate ownership interests  in the  Company's  profits  and  losses,  and the
                    Members' voting rights, are represented by Units.

Contributions:      The Revised Agreement  eliminates the ability of a Member to
                    contribute   services   to   the   Company   as  a   Capital
                    Contribution.

Redemptions:        The Revised  Agreement  clarifies that Members do not have a right to redemptions.

Capital Accounts:   The Revised  Agreement does not make material changes to the method by which the  Company  will  establish  and  maintain
                    Capital  Accounts,  but it does  clarify  that the Board may make  modifications to the methods by which Capital Accounts
                    are   maintained   in  order  to  comply   with   applicable
                    Regulations.

Transactions        The Revised Agreement  clarifies that  transactions  between
with Members or     the  Company  and a  Member  or  Director  are  not  void or
Directors:          voidable solely because of the relationship with the Company or because a Director  participates  in the vote  respecting the  transaction,  provided  that the material  facts of the interest of the parties are disclosed.  The provision of the
                    2006   Agreement   which  required  that  the  terms  of  an
                    interested  transaction  must  be no more  favorable  to the interested

                    person than would be afforded to  disinterested  persons was eliminated in the Revised Agreement.

Loans by            The Revised  Agreement  provides that Members may loan money
Members:            to the Company.

Member              The Revised  Agreement  provides  that the Company will have
Meetings:           annual  meetings of Members,  but does not require  that the meeting  be held  between  January 1 and June 30 as the 2006
                    Agreement required. The Revised Agreement also provides that the Board may set a record  date to  determine  the  persons entitled  to vote  at a  meeting.  Whereas  under  the  2006
                    Agreement,  a special  meeting  could be called by the Board
                    Chairman, any three Directors or 10% of the Members' Capital
                    Accounts,  the  Revised  Agreement  provides  that a special meeting  may be called by Members  holding 30% of the Units.
                    The Revised Agreement also clarifies the contents which must be  contained  in a notice of a  meeting,  and  reduced  the minimum  number of days notice of a meeting  must be sent to
                    Members  prior to the meeting  date--from  ten to five days.
                    Last,  with respect to  determining  whether a quorum exists for a Member meeting,  the Revised Agreement provides that a quorum  exists  if 25% of the  Units  represented  either in person or by proxy attend a meeting;  whereas under the 2006
                    Agreement,   Members  holding  a  majority  of  the  Capital
                    Accounts was required to constitute a quorum.

Voting:             The Revised Agreement clarifies that Members are entitled to one vote  per Unit  held,  and  that all  matters  requiring
                    Member  approval  are based upon votes of the Units,  not on the vote of Members  holding  specified  percentages  of the
                    Capital  Accounts.  The percentage votes required to approve various matters under the Revised  Agreement remain the same as in the 2006 Agreement,  except that the unanimous consent of the  Members  is now  required  to change  the  Company's purpose, to knowingly contravene the Revised Agreement,  and to allow  Directors  to possess  Company  property or assign
                    Company   property   for  other  than  a  Company   purpose.
                    Additionally,  Members may take action without a meeting via written  consent  with the  approval  of the number of votes otherwise  required  to take the  action,  as opposed to the approval  of  Members  holding  two-thirds  of  the  Capital
                    Accounts, as provided in the 2006 Agreement.

Use of Proxies:     The Revised  Agreement  clarifies  that  proxies (i) must be received by the Secretary of the Company  before they can be used to determine a quorum or for voting purposes, (ii) will be  voted as  specified,  (iii)  will be voted by the  named proxy in their  judgment  on  matters  which  come  before a
                    Member meeting which are not discussed in a proxy statement, and (iv) may be revoked at any time prior to  exercise  upon notice or upon delivery of a new proxy to the Secretary.

Company             Under the Revised  Agreement,  Members may access  customary
Records:            Company records regarding the Company's membership,  tax and financial records,  and copies of the Company's Articles and operating agreements. The Revised Agreement no longer grants
                    Members access to minutes of Member or Board meetings.

Board               The  Revised  Agreement  clarifies  that a  majority  of the
Committees:         Directors must approve the  establishment  of a committee of the Board, that committees must have at least two Directors,
                    that  committee   meetings  must  follow  the  same  meeting
                    procedures applicable to Board meetings,  and that the scope of  committee  authority  is  limited  respecting  specified matters.

Directors:          The Revised Agreement clarifies that Board candidates may be nominated by the Board, a committee of the Board,  or by the
                    Members, and requires certain information to be delivered to the Board when a Member nominates a Director candidate.  The
                    Revised  Agreement  clarifies that Directors are elected (in addition to maintaining  cumulative voting for Directors) by a majority  of the Units,  not by a majority  of the Capital
                    Accounts,  as required  under the 2006  Agreement;  and that either  two-thirds  of the Directors or 80% of the Units (as opposed to Capital Accounts) may remove a Director.  Where a directorship is vacant,  the Revised Agreement provides that it may be filled by a majority of the  remaining  Directors.
                    While under the 2006  Agreement the Board was required to do all things necessary to qualify the Company and use its best efforts to maintain the Company's  limited liability company and tax

                    status,  and had a fiduciary  responsibility for safekeeping
                    Company funds and other matters,  the Revised Agreement only specifically  requires the Board to take appropriate actions to continue the Company and to accomplish its purposes.  The
                    Revised  Agreement  also imposes a duty on the  Directors to act in good  faith,  but  clarifies  that they have no other
                    fiduciary  duties.   While  under  the  2006  Agreement  the
                    Directors were not required to devote any particular  amount of  time  to  the  Company's  business,  under  the  Revised
                    Agreement,  Directors are required to devote sufficient time to the Company as is necessary to manage its business. Last, the  Revised  Agreement  provides  that  only the  Chairman,
                    President or other authorized officer may execute agreements on behalf of the Company.

Board Meetings:     While  under the 2006  Agreement  the  consent of  Directors holding  two-thirds of the Capital  Accounts was required to take  an  action  by  written  consent,  under  the  Revised
                    Agreement, all Directors must consent to take action without a meeting.  As for quorums,  the Revised Agreement clarifies that a majority of the  Directors  constitutes  a quorum for
                    Board meetings.

Director            Under the 2006  Agreement,  Directors  could be  liable  for
Liability:          their misconduct or negligence, but not for actions taken in good faith and  reasonably  believed to be in the  Company's best  interests  or in  reliance  on the  provisions  of the
                    Agreement or the Articles,  and not for good faith errors of judgment.  Under the Revised  Agreement,  Directors  are not liable unless a court determines that the Director  received an improper financial benefit,  intentionally inflicted harm on the Company, or intentionally violated a criminal law.

Indemnification:    The Revised  Agreement  clarifies that the only limit to the
                    Company's  obligation  to indemnify  and officer or Director are the limits imposed by the Act.

Officers:           The Revised  Agreement  provides  that the Chairman and Vice
                    Chairman are officers of the Board,  and that the Board must appoint a President, Secretary and Chief Financial Officer.

Allocations:        The Revised Agreement  clarifies that allocations of Company
                    Profits and Losses will be made  according to each  Member's proportionate  ownership  of Units,  not  according to their respective  percentages of Capital Accounts,  as provided in the 2006 Agreement. The Revised Agreement also clarifies the following  with  respect  to  allocations:  (i)  nonrecourse deductions  will be  specially  allocated  among  Members in proportion to their Units held, (ii) nonrecourse  deductions will be allocated to the Member bearing the economic risk of loss,  (iii) Unit Holders will be specially  allocated their share of Company  Minimum Gain pursuant to the  Regulations,
                    (iv) if a Member has a deficit  Capital Account in excess of amounts the Member is obligated  to restore  pursuant to the
                    Agreement and  Regulation  ss.1.704-2(g)(1)  & (5), then the
                    Member  will  be   specially   allocated   income  and  gain
                    accordingly,  (v)  losses  allocated  will  not  exceed  the maximum amount without  causing a Capital  Account  Deficit,
                    (vi) if  income,  gain,  loss  or  deductions  are  realized because  of an  issuance  of  Units,  then  such  items  are allocated  among  Unit  Holders as if the  issuance  had not occurred,  (vii) if there is a basis adjustment  pursuant to
                    Code  ss.734(b)  or  743(b),  then  the  adjustment  will be treated as a gain or loss and specially  allocated  pursuant to the Regulations,  (viii) income, gain, loss and deduction respecting  property  contributed  to the  Company  will  be allocated to account for any variation  between the basis of such  property and the Gross Asset  Value,  and (ix) credits will be  allocated  in the  Fiscal  Year in which the credit arises as provided in Regulation ss.1.704-1(b)(4)(ii).

Withholding:        The Revised  Agreement  clarifies that Members authorize the
                    Company to withhold  taxes  required  to be paid  respecting
                    Units,   and   that   withholdings   will  be   treated   as
                    distributions.

Distributions:      The Revised Agreement clarifies that the Board may establish reserves for the payment of debt  obligations  and obligates the Board to attempt to make distributions in time to permit
                    Unit Holders to make their  respective  income tax payments.
                    Under the Revised  Agreement,  distributions will be made to
                    Members in  proportion  to the Units they hold,  rather than pursuant to the  percentages  of Capital  Accounts  held, as provided in the 2006 Agreement.

Transfers:          The Revised  Agreement  clarifies  that the Board may impose restrictions  upon  Transfers,  and  that the  parties  to a purported  Transfer  which is not approved by the Board will indemnify  the  Company for any losses  associated  with the same.  Additionally,  the Revised Agreement provides that an assignee  of a Unit  will  not  become a  Member  until  the requirements of the

                    Agreement are met.

Agreement           The Revised Agreement clarifies that two-thirds of the Units
Amendments:         may amend  the  Agreement,  rather  than  two-thirds  of the
                    Capital Accounts, as provided in the 2006 Agreement.

Maximum             The  Revised  Agreement   clarifies  that  the  40%  maximum
Ownership:          ownership is to be measured in terms of Units,  not in terms of a percentage of the Capital Accounts,  as provided in the
                    2006 Agreement.

Dissolution:        Under the 2006  Agreement,  the Company  could be  dissolved upon the required Member vote as provided in the Act, but at least 66 and 2/3% of the Capital  Accounts  were required to approve,  or the occurrence of an event which would make the continuance  of the  Company  unlawful;  under  the  Revised
                    Agreement,  the Company can only be dissolved upon a similar
                    Member  vote  according  to  Units  held  or  pursuant  to a judicial dissolution.

     In addition,  the following sections,  or certain portions of the following sections, of the 2006 Agreement have been eliminated in the Revised Agreement:

Section             Description of Section or Portion of Section Eliminated

2.8                 A general  expression of the parties' intent with respect to the Agreement.

2.9                 Acknowledgments  respecting the parties'  consultations with counsel.

4.1                 Allowance of 30 days in which to contribute capital.

4.2                 Unless required under the Articles or the Agreement, Members
                    are  not  required  to  satisfy   negative  Capital  Account
                    Balances.

4.4(b)              No Member has priority  over another  Member with respect to the  return of  Capital  Contributions,  Losses,  Profits or distributions.

4.5                 The Company may borrow  money from Members and loans must be evidenced by a note.

4.6                 The Company will only make loans to Members if authorized by the Board.

5.4(a)              No  Member   has  a  right  to  a   distribution   prior  to
                    dissolution,  and no distributions  upon dissolution will be made until loans from Members are first paid.

5.4(e)              Distributions   are   subject   to  set  off  for   past-due
                    obligations of a Member to the Company.

5.5                 Members  acknowledge  they are aware of the tax consequences of the Agreement's allocation rules.

6.1(a)              Each Director must be a Member, and individual Directors are authorized to bind the Company.

6.1(b)              Members  may  override  the Board's  decision to  compensate
                    Directors.

6.4                 Directors may resign upon written notice.

6.11(a)             The same person may hold more than one office.

6.11(b)             Terms of offices, vacancies.

6.11(c)             Officers  and  agents of the  Company  may be removed by the
                    Board without cause.

6.11(d)             Officer resignations and vacancies.

6.13(b)             Certain provisions respecting indemnification.

6.13(c)             Indemnification  is  not  exclusive  of  other  rights,  and continues  after  the  Indemnitee  ceases  in  its  official capacity and inures to the benefit of the Indemnitee's heirs and successors.

6.13(d)             Indemnification is only payable from the Company's assets.

7.5                 The Board  must  provide a list of  Members  upon a Member's request.

7.6(a)              To the extent  required by the Act, a Member who  rightfully receives a return of a Capital Contribution is liable to the
                    Company.

7.6(b)              A  Member  receiving  a  distribution  in  violation  of the
                    Agreement  or when  the  Company's  liabilities  exceed  its assets is liable  to the  Company  for a period of six years for the amount of such distribution.

7.7                 Member representations and warranties.

10.4                The  estate  or  representative  of a  deceased  Member  may request redemption of such Member's Units.

10.5                Payment terms for redemptions.

10.6                Closing of purchases of Member Units by the Company.

10.7                Members may request the Company to redeem their Units.

10.8                Methods of paying redemptions.

10.10               Method to determine air market value of Units redeemed.

     The foregoing  summary of the  modifications  to the 2006 Agreement made in the Revised  Agreement  does not  purport to be  complete  and is subject to and qualified in its entirety by reference to the text of the 2006 Agreement and the
Revised Agreement,  filed as Exhibits 3.1 and 3.2, respectively,  to this Report on Form 8-K.  Exhibits 3.1 and 32 are  incorporated  by reference into this Item
5.03.

     Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits

          3.1  Amended and Restated  Operating  Agreement of NEDAK Ethanol,  LLC
               dated April 16, 2006.
          3.2  Second Amended and Restated Operating Agreement of NEDAK Ethanol,
               LLC dated July 18, 2007.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  July 23, 2007

                                       NEDAK ETHANOL, LLC

                                       By:  /s/ Jerome Fagerland
                                            Jerome Fagerland
                                            President

                                  Exhibit Index

Exhibit
Number         Description

3.1            Amended and Restated  Operating  Agreement of NEDAK Ethanol,  LLC
               dated April 16, 2006.
3.2            Second Amended and Restated Operating Agreement of NEDAK Ethanol,
               LLC dated July 18, 2007.